UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive

Fremont, California 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 438-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.001 par value	AXTI	The NASDAQ Stock Market LLC

References to “AXT” refer to AXT, Inc. and references to “Tongmei” refer to Beijing Tongmei Xtal Technology Co., Ltd.

Item 7.01. Regulation FD Disclosure.

On January 10, 2022, Tongmei’s formal application to list its shares in an initial public offering (the “IPO”) on the Shanghai Stock Exchange’s Sci-Tech innovAtion boaRd (the “STAR Market”) was accepted for review by the Shanghai Stock Exchange. On June 17, 2022, Tongmei’s revised application to list its shares in an IPO on the STAR Market was accepted for review by the Shanghai Stock Exchange. A copy of the revised preliminary information document (the “PID”) that was submitted by Tongmei in connection with the proposed STAR Market listing and IPO is furnished as Exhibit 99.1 to this report. Copies of the supplementary Legal Opinion and supplementary Audit Inquiry Letter, which are exhibits to the PID, are being furnished as Exhibits 99.2 and 99.3 to this report, respectively.

The information in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be incorporated by reference in any filing under the Securities Act of 1933, amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

The process of going public on the STAR Market includes several periods of review and is therefore a lengthy process. There can be no assurances that the proposed STAR Market listing and IPO will ultimately be approved by the Shanghai Stock Exchange and China Securities Regulatory Commission and completed.

The Tongmei shares referred to in the PID and this Item 7.01 have not been, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This report is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of these shares in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Preliminary Information Document of Beijing Tongmei Xtal Technology Co., Ltd.
99.2*	Supplementary Legal Opinion
99.3*	Supplementary Audit Inquiry Letter on Application for IPO
104	Cover Page Interactive Data File (formatted as inline XBRL)

* Unofficial English translation of original document prepared in Mandarin Chinese.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

By:	/s/ Gary L. Fischer

Date: June 17, 2022	Gary L. Fischer Chief Financial Officer and Corporate Secretary